UNITED STATES
SECEURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 23, 2017

Continental Building Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36293	61-1718923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

12950 Worldgate Drive, Suite 700, Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

(703) 480-3800
(Registrant's telephone number, including the area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2017, Continental Building Products Operating Company, LLC, ("Opco") a wholly owned subsidiary of Continental Building Products Inc. (the "Company") entered into a Replacement Facility Amendment (the "Repricing Amendment") to the Amended and Restated Credit Agreement dated August 18, 2016 (the loans thereunder, the "Term Loans") among the Company, Opco, Continental Building Products Canada, Inc., the lenders party thereto and Credit Suisse AG as administrative agent. The Repricing Amendment, among other things, provides for a reduction in the applicable margin for Term Loans based on LIBOR from 2.75% to 2.50%.

The foregoing description of the Repricing Amendment does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Repricing Amendment, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and which is incorporated herein by reference.

Item 2.02. Results of Operation and Financial Condition.

On February 23, 2017, the Company issued a press release to announce its financial results for the year ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1. The information included or incorporated in Item 2.02 of this current report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

The Company will hold its 2017 Annual Meeting of Shareholders on Thursday, May 4, 2017 at 9:00 am eastern time at its corporate headquarters, located at 12950 Worldgate Drive, Herndon, Virgina 20170. The Board established the close of business on March 9, 2017 as the record date for the annual meeting.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. Press Release issued by Continental Building Products, Inc. dated February 23, 2017.

Number	Description
99.1	Press Release issued by Continental Building Products, Inc. dated February 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

February 23, 2017	/s/ Timothy A. Power
Date	Timothy A. Power
Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Press Release issued by Continental Building Products, Inc. dated February 23, 2017.

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